SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)      August 14, 2002
                                                 -------------------------------




                                  TECHSYS, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



        New Jersey                   0-24542                    22-3276736
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(STATE OR OTHER JURISDICTION       (COMMISSION                (I.R.S. EMPLOYER
    OF INCORPORATION)              FILE NUMBER)              IDENTIFICATION NO.)




147 Columbia Turnpike, Suite 109, Florham Park, New Jersey              07932
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE    (973) 236-1919
                                                      --------------------------






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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 9.    REGULATION FD DISCLOSURE


           In connection with its Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2002 filed with the SEC on August 14, 2002, TechSys, Inc. (the "Company") furnished to the SEC via EDGAR, as correspondence, a transmittal letter and the certifications (the "Certifications") required by ss.906 of the Sarbanes-Oxley Act of 2002 (the "Act"). The information in this
Item 9, including the text of the Certifications provided below, and the Certifications are not part of the Company's Quarterly Report on Form 10-QSB and are not deemed as filed with the SEC. The Certifications conform to the requirements of ss.906 of the Act and provide as follows:


                                  TECHSYS, INC.

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


                     This Certification is to accompany the Quarterly Report of TechSys, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission (the "Report").

                     I, Steven L. Trenk, Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                    (1) The Report fully complies with the requirements of
           section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                     (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                  STEVEN L. TRENK
                                                  ------------------------------
                                                  Steven L. Trenk
                                                  Chief Executive Officer,
                                                  TechSys, Inc.
                                                  August 14, 2002

                                  TECHSYS, INC.

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


                     This Certification is to accompany the Quarterly Report of TechSys, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission (the "Report").

                     I, Mark N. Raab, Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                    (1) The Report fully complies with the requirements of
           section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                     (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                 MARK N. RAAB
                                                 -------------------------------
                                                 Mark N. Raab
                                                 Chief Financial Officer,
                                                 TechSys, Inc.
                                                 August 14, 2002

                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: August 14, 2002
                                            TECHSYS, INC.



                                            By:   /S/ MARK N. RAAB
                                                --------------------------------
                                                Name:  Mark N. Raab
                                                Title: Chief Financial Officer





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